                                                                     EXHIBIT 4.1

  COMMON STOCK                                                   COMMON STOCK
     NUMBER                                                         SHARES

 [ CGS        ]                        [LOGO]                   [            ]

Incorporated under                                              See reverse for
the laws of the                                                     certain
State of Delaware                                                 definitions
                      COMPUTER GENERATED SOLUTIONS, INC.
                                                              CUSIP 20513Q 10 0

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This Certifies That




is the owner of
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        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                       PAR VALUE OF $0.001 PER SHARE OF
===================== COMPUTER GENERATED SOLUTIONS, INC. ======================
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. A statement of the rights of the holders of the shares of the capital stock of the Corporation will be furnished by the Corporation to any stockholder upon written request and without charge. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                 COMPUTER GENERATED SOLUTIONS, INC.
                                CORPORATE SEAL

   /s/ FRED SCHLOSSBERG                                   /s/
                                    1984
          SECRETARY               DELAWARE                      PRESIDENT



Countersigned:                                                    TRANSFER AGENT
                    THE BANK OF NEW YORK                           AND REGISTRAR
                        (NEW YORK)

By:

                                                            AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be conceived as though they were written out in full according to the applicable laws or regulations.

TEN COM- as tenants in common                   UNIF GIFT MIN ACT-_______CUSTODIAN________
                                                                   (Cust)          (Minor)
TEN ENT- as tenants by the entireties
                                                              under Uniform Gifts to Minors
 JT ENT- as joint tenants with
         right of survivorship and                            Act_______________________________
         not as tenants in common                                              (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

[                   ]
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
                                                               Attorney to
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transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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

                    X
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                    X
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                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                    UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                    ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



BY
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR institution (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.